Consolidated Statement of Comprehensive Income - GBP (£) £ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Consolidated Statement of Comprehensive Income
Revenue		£ 132	£ 87
Cost of sales		(64)	(44)
Gross profit		68	43
Research and development expenses	£ (49,129)	(24,291)	(9,971)
Administrative expenses	(54,806)	(264,260)	(3,760)
Related party administrative expenses	(83)	(108)	(144)
Other operating income	5,911	11,352	2,317
Operating loss	(98,107)	(277,239)	(11,515)
Finance income/(costs)	3,732	32,498	(98)
Related party finance costs		(483)	(709)
Total finance income/(costs)	3,732	32,015	(807)
Loss before tax	(94,375)	(245,224)	(12,322)
Income tax expense			(4)
Net loss for the period	(94,375)	(245,224)	(12,326)
Foreign exchange translation differences	8,450	(85)
Total comprehensive loss for the year	£ (85,925)	£ (245,309)	£ (12,326)
Basic loss per share	£ (0.53)	£ (1.98)	£ (0.12)
Diluted loss per share	£ (0.53)	£ (1.98)	£ (0.12)